                                                              EXHIBIT (8)(y)(vi)

                      Amendment to Participation Agreement
                        Franklin Templeton Services, LLC
                     American General Life Insurance Company

The Administrative Services Agreement, dated as of July 1, 1999, by and among Franklin Templeton Services, Inc., and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

     1. Schedule D is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of January 15, 2004.

Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------


By:
    ------------------------------------
Name:
Title:


Franklin Templeton Distributors, Inc.
-------------------------------------


By:
    ------------------------------------
Name:
Title:


American General Life Insurance Company
---------------------------------------


By:
    ------------------------------------
Name:
Title:

American General Equity Services Corporation
--------------------------------------------


By:
    ------------------------------------
Name:
Title:

                                   Schedule D

                            Contracts of the Company

-----------------------------------------------------------------------------------------------------
                          Contract 1                   Contract 2                  Contract 3
-----------------------------------------------------------------------------------------------------
Contract/Product   Platinum Investor Variable   Legacy Plus VUL             AG Legacy Plus VUL
Name               Annuity
-----------------------------------------------------------------------------------------------------
Registered (Y/N)   Yes                          Yes                         Yes
-----------------------------------------------------------------------------------------------------
SEC Registration   333-70667                    333-53909                   333-89897
Number
-----------------------------------------------------------------------------------------------------
Representative     98020                        98615                       99616
Form Numbers
-----------------------------------------------------------------------------------------------------
Separate Account   American General Life        American General Life       American General Life
Name/Date          Insurance Company            Insurance Company           Insurance Company
Established        Separate Account D -         Separate Account VL-R -     Separate Account VL-R -
                   November 19, 1993            May 6, 1997                 May 6, 1997

-----------------------------------------------------------------------------------------------------
SEC Registration   811-02441                    811-08561                   811-08561
Number
-----------------------------------------------------------------------------------------------------
Portfolios and     Templeton Asset Strategy     Templeton Developing        Templeton International
Classes            Fund - Class 2               Markets Securities Fund -   Securities Fund - Class 2
                                                Class 2

                   Templeton International                                  Franklin Small Cap Fund -
                   Securities Fund - Class 2    Templeton International     Class 2
                                                Securities Fund - Class 2

                                                Franklin Small Cap Fund -
                                                Class 2
-----------------------------------------------------------------------------------------------------

                                Schedule D cont.

                            Contracts of the Company

-----------------------------------------------------------------------------------------------------
                          Contract 4                   Contract 5                  Contract 6
-----------------------------------------------------------------------------------------------------
Contract/Product   The One VUL Solution         Platinum Investor I VUL     Platinum Investor II VUL
Name
-----------------------------------------------------------------------------------------------------
Registered (Y/N)   Yes                          Yes                         Yes
-----------------------------------------------------------------------------------------------------
SEC Registration   333-87307                    333-42567                   333-103361
Number
-----------------------------------------------------------------------------------------------------
Representative     99615                        97600                       97610
Form Numbers
-----------------------------------------------------------------------------------------------------
Separate Account   American General Life        American General Life       American General Life
Name/Date          Insurance Company            Insurance Company           Insurance Company
Established        Separate Account VL-R -      Separate Account VL-R -     Separate Account VL-R -
                   May 6, 1997                  May 6, 1997                 May 6, 1997
-----------------------------------------------------------------------------------------------------
SEC Registration   811-08561                    811-08561                   811-08561
Number
-----------------------------------------------------------------------------------------------------
Portfolios and     Templeton Developing         Franklin U.S. Government    Franklin U.S. Government
Classes            Markets Securities Fund -    Fund--Class 2               Fund--Class 2
                   Class 2

                   Franklin Small Cap Fund -    Mutual Shares Securities    Mutual Shares Securities
                   Class 2                      Fund--Class 2               Fund--Class 2

                                                Templeton International     Templeton Foreign
                                                Securities Fund--Class 2    Securities Fund--Class 2

                                                                            Franklin Templeton Small
                                                                            Cap Value Securities Fund
                                                                            - Class 2
-----------------------------------------------------------------------------------------------------

                                Schedule D cont.

                            Contracts of the Company

-----------------------------------------------------------------------------------------------------
                          Contract 7                   Contract 8                  Contract 9
-----------------------------------------------------------------------------------------------------
Contract/Product   Platinum Investor III VUL    Platinum Investor           Platinum Investor
Name                                            Survivor VUL                Survivor II VUL
-----------------------------------------------------------------------------------------------------
Registered (Y/N)   Yes                          Yes                         Yes
-----------------------------------------------------------------------------------------------------
SEC Registration   333-43264                    333-90787                   333-65170
Number
-----------------------------------------------------------------------------------------------------
Representative     00600                        99206                       01206
Form Numbers
-----------------------------------------------------------------------------------------------------
Separate Account   American General Life        American General Life       American General Life
Name/Date          Insurance Company            Insurance Company           Insurance Company
Established        Separate Account VL-R -      Separate Account VL-R -     Separate Account VL-R -
                   May 6, 1997                  May 6, 1997                 May 6, 1997
-----------------------------------------------------------------------------------------------------
SEC Registration   811-08561                    811-08561                   811-08561
Number
-----------------------------------------------------------------------------------------------------
Portfolios and     Franklin U.S. Government     Franklin U.S. Government    Franklin U.S. Government
Classes            Fund--Class 2                Fund--Class 2               Fund--Class 2

                   Mutual Shares Securities     Mutual Shares Securities    Mutual Shares Securities
                   Fund--Class 2                Fund--Class 2               Fund--Class 2

                   Templeton Foreign            Templeton Foreign           Templeton Foreign
                   Securities Fund--Class 2     Securities Fund--Class 2    Securities Fund--Class 2

                   Franklin Templeton Small     Franklin Templeton Small    Franklin Templeton Small
                   Cap Value Securities Fund    Cap Value Securities Fund   Cap Value Securities Fund
                   - Class 2                    - Class 2                   - Class 2
-----------------------------------------------------------------------------------------------------

                                Schedule D cont.

                            Contracts of the Company

-----------------------------------------------------------------------------------------------------
                         Contract 10                  Contract 11                 Contract 12
-----------------------------------------------------------------------------------------------------
Contract/Product   Platinum Investor PLUS VUL   Platinum Investor           Platinum Investor
Name                                            Immediate VA                FlexDirector VUL
-----------------------------------------------------------------------------------------------------
Registered (Y/N)   Yes                          Yes                         Yes
-----------------------------------------------------------------------------------------------------
SEC Registration   333-82982                    333-109206                  333-109613
Number
-----------------------------------------------------------------------------------------------------
Representative     02600                        03017                       03601
Form Numbers
-----------------------------------------------------------------------------------------------------
Separate Account   American General Life        American General Life       American General Life
Name/Date          Insurance Company            Insurance Company           Insurance Company
Established        Separate Account VL-R -      Separate Account D -        Separate Account VL-R -
                   May 6, 1997                  November 19, 1993           May 6, 1997
-----------------------------------------------------------------------------------------------------
SEC Registration   811-08561                    811-02441                   811-08561
Number
-----------------------------------------------------------------------------------------------------
Portfolios and     Franklin U.S. Government     Franklin U.S. Government    Franklin U.S. Government
Classes            Fund--Class 2                Fund--Class 2               Fund--Class 2

                   Mutual Shares Securities     Mutual Shares Securities    Mutual Shares Securities
                   Fund--Class 2                Fund--Class 2               Fund--Class 2

                   Templeton Foreign            Templeton Foreign           Templeton Foreign
                   Securities Fund--Class 2     Securities Fund--Class 2    Securities Fund--Class 2

                   Franklin Templeton Small     Franklin Templeton Small    Franklin Templeton Small
                   Cap Value Securities Fund    Cap Value Securities Fund   Cap Value Securities Fund
                   - Class 2                    - Class 2                   - Class 2
-----------------------------------------------------------------------------------------------------